UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552

Waddell & Reed Advisors Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      June 30, 2004

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Science and Technology Fund

CONTENTS

3	President's Letter
5	Waddell & Reed Advisors Accumulative Fund
22	Waddell & Reed Advisors Core Investment Fund
37	Waddell & Reed Advisors Science and Technology Fund
51	Notes to Financial Statements
60	Report of Independent Registered Public Accounting Firm
61	Income Tax Information
62	Directors & Officers
67	Annual Privacy Notice
69	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Advisors Funds, Inc. current prospectus and current Fund performance information.

President's Letter

      June 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended June 30, 2004 offered very positive results for many investors. The last half of 2003 showed exceptionally strong economic and market gains, while the first six months of 2004 offered considerably more restrained performance. Overall stock market returns were substantial, with the S&P 500 returning 19.12 percent for the 12-month period. Bonds, in comparison, showed lackluster performance and ended the period relatively flat.

A Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last two quarters of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising more than eight percent from July to September. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, high energy prices, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. Investors also questioned the sustainability of the U.S. economic recovery, but fundamentals during the period were still quite strong. Corporate profits stayed on the upswing, business capital spending increased and consumer confidence was high. Fears of a "jobless recovery" were dissipated with the creation of hundreds of thousands of new jobs each month. (According to the Bureau of Labor Statistics, 1.4 million new jobs were created over the 12 months ended June 30, 2004.) Consumer spending continued to be robust.

The strong economy and expanding job growth led to growing concerns about inflation, and on June 30th, the Federal Reserve Board reacted by raising interest rates for the first time in nearly four years. But the increase was small - a quarter of a percentage point, from 1 percent to 1.25 percent - and the Fed announced that it would likely be "measured" when raising rates in the future.

Onward and Upward?

Looking ahead, we are reasonably optimistic about the economy and the markets. After the unsustainably rapid growth of 2003, which we feel was fueled primarily by the stimulus package of tax cuts and government spending, we think the economy will show slower, but still respectable, growth in the second half of 2004. We see GDP growth in the 3 to 3-1/2 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings. As long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives. Today's front-page news will eventually become back-page news, and we believe that we will enter a new stage and phase of the market. We are strong believers in the idea that fundamentals drive stock prices - and, right now, we think the fundamentals are good.

When it comes to the financial markets, however, the only thing that is certain is uncertainty. That's why we firmly believe that the best way to achieve your long-term financial goals is to adhere to the fundamental principles of investing. Diversifying your portfolio among different asset classes and investment styles can potentially help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. Focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio managers discuss factors that affected your Fund's performance over the past 12 months and offers an outlook for the future. If you have any questions or comments regarding this report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. Please visit us online at www.waddell.com for the most current month-end performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds, Inc. and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Accumulative Fund

      June 30, 2004

An interview with Barry M. Ogden, CFA, CPA,
portfolio manager of Waddell & Reed Advisors Accumulative Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

Unfortunately, the Fund did not perform well over the past 12 months and lagged both the S&P 500 and the Lipper Multi-Cap Core Funds Universe Average. Class A shares of the Fund increased 11.78 percent before the impact of sales load, and, after the impact of sales load, increased 5.36 percent. This compares with the S&P 500 Index (reflecting the performance of securities that generally reflect the stock market), which increased 19.12 percent for the period, and the Lipper Multi-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 19.62 percent. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

Simply put, we believe the Fund was not in the right areas during the past 12 months, and this hurt the Fund's overall performance. Specifically, the Fund underperformed its benchmark index during the fiscal year in large part because the Fund was underweight in technology, which performed quite well between July and December 2003. After making some changes and increasing our technology weighting in the Fund, technology then began to lag the broader markets and our index. Overweight positions in airlines, financials, healthcare and biotechnology also hurt overall Fund performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Some of the lower quality/higher beta stocks in the market performed quite well during the first half of the last fiscal year. However, since we generally try to limit our exposure to these types of stocks, we did not fully participate in this rally. As a result, the Fund lagged its benchmark and performance was negatively impacted.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy continues to be focused on and committed to investing in what we feel are high quality, established, stable companies. Generally, these companies are market share leaders in their industry, are highly profitable and exhibit some sustainable competitive advantage versus their peers. We also target companies that show strong recurring revenue growth with operating free cash flow and strong balance sheets. Valuation relative to future growth opportunities is taken into account and continues to play a role in all investment decisions.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We feel that the Fund was fairly diversified throughout the fiscal year, although energy remained overweight throughout the entire year. We believe there are long-term supply/demand issues that should support higher prices over the long run and that should lead to higher earnings for a variety of exploration & production, integrated oil and service companies in our opinion. We remained overweight in energy at the end of the year, as well as basic industries, household products and healthcare. We are currently underweight retail, telecommunications and technology. The Fund had approximately 14 percent cash as of fiscal year end.

Although it appears the economy might have slowed during the month of June and into the first few weeks of July, we believe the economy remains on relatively solid footing. We believe that historically low interest rates, coupled with strong corporate profits and an improving job market, should contribute to a modestly positive return for the broader markets during 2004. However, several factors, such as high energy prices, geopolitical tensions, a rising federal funds rate, the uncertainty of this presidential election, a possible slowdown in China, and decreasing fiscal stimulus have weighed on the markets of late, and it's likely they will continue to do so for the remainder of the year in our opinion.

Going forward, we remain cautiously optimistic. The job environment has clearly improved and shows signs of stability, while corporate profits have risen and consumer confidence remains at record levels. With corporations showing much-improved balance sheets and reporting strong earnings, we remain optimistic that capital-spending budgets will drift higher and could provide another leg of growth for the rest of the year and into 2005.

We suspect that the federal funds rate will drift higher for the rest of the year and into 2005, although we feel that this is subject to a variety of factors. We think it's equally important to watch the long-end of the yield curve and mortgage rates, since mortgage rates have recently been a tremendous catalyst for housing turnover and consumer spending. Energy prices remain stubbornly high, and we feel that they could become a bigger issue for both the consumer and corporations in the latter part of the year and into 2005. If energy prices spike from current levels, we believe it could jeopardize the sustainability of the current economic cycle.

Barring any substantial changes to our outlook, we feel a slightly more aggressive positioning for the Fund is still warranted for the remainder of the year, and we will seek to position the portfolio in a manner that is consistent with our investment strategy. We would envision putting some of our current cash position to work during the upcoming quarter and may increase our exposure further to energy, industrials, retail and technology as opportunities present themselves.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that Barry Ogden became portfolio manager of the Fund on July 1, 2004. Antonio Intagliata retired from Waddell & Reed on June 30, 2004.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Accumulative Fund, Class A Shares(1)	$26,787
S&P 500 Index	$29,153
Lipper Multi-Cap Core Funds Universe Average	$27,914

W&R ADVISORS ACCUMULATIVE FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

				LIPPER
		W&R ADVISORS		MULTI-CAP
		ACCUMULATIVE FUND	S&P 500	CORE FUNDS
		CLASS A SHARES	INDEX	UNIVERSE AVERAGE

12-31	1994	9,425	10,000	10,000
12-31	1995	12,650	13,758	13,153
12-31	1996	14,190	16,917	15,741
12-31	1997	18,388	22,549	19,632
12-31	1998	22,547	29,021	22,930
12-31	1999	28,346	35,135	28,446
12-31	2000	34,060	31,908	28,671
6-30	2001	30,534	29,775	27,468
6-30	2002	25,849	24,410	23,299
6-30	2003	23,964	24,474	23,335
6-30	2004	26,787	29,153	27,914

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	5.36%	6.47%	10.65%	11.90%
5-year period ended 6-30-04	0.36%	-	-	1.81%
10-year period ended 6-30-04	10.63%	-	-	-
Since inception of Class(3) through 6-30-04	-	1.87%	1.97%	10.29%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)

10-4-99 for Class B shares, 10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Accumulative Fund had net assets totaling $2,058,417,272 invested in a diversified portfolio of:

85.87%	Common Stocks
14.13%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Accumulative Fund, for every $100 you had invested on June 30, 2004, your Fund owned:

Energy Stocks	$14.74
Cash and Cash Equivalents	$14.13
Health Care Stocks	$13.06
Financial Services Stocks	$11.97
Technology Stocks	$11.45
Consumer Nondurables Stocks	$10.19
Transportation Stocks	$4.36
Multi-Industry Stocks	$4.25
Retail Stocks	$3.90
Capital Goods Stocks	$3.41
Raw Materials Stocks	$3.12
Consumer Services Stocks	$2.33
Shelter Stocks	$2.17
Business Equipment and Services Stocks	$0.92

The Investments of Accumulative Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Air Transportation - 2.31%
AirTran Holdings, Inc.*	1,000,000	$14,140,000
Southwest Airlines Co.	2,000,000	33,540,000

		47,680,000

Aircraft - 1.05%
Goodrich Corporation	500,000	16,165,000
Rockwell Collins, Inc.	165,000	5,497,800

		21,662,800

Aluminum - 0.96%
Alcoa Incorporated	600,000	19,818,000

Banks - 2.38%
Citigroup Inc.	500,000	23,250,000
MBNA Corporation	1,000,000	25,790,000

		49,040,000

Broadcasting - 0.54%
Cox Communications, Inc., Class A*	400,000	11,116,000

Business Equipment and Services - 0.92%
Omnicom Group Inc.	250,000	18,972,500

Capital Equipment - 3.41%
Deere & Company	1,000,000	70,140,000

Chemicals - Petroleum and Inorganic - 2.16%
du Pont (E.I.) de Nemours and Company	1,000,000	44,420,000

Communications Equipment - 3.05%
Cisco Systems, Inc.*	1,300,000	30,816,500
Juniper Networks, Inc.*	1,300,000	31,934,500

		62,751,000

Computers - Main and Mini - 0.86%
International Business Machines Corporation	200,000	17,630,000

Computers - Peripherals - 4.89%
Microsoft Corporation	2,500,000	71,412,500
SAP Aktiengesellschaft, ADR	700,000	29,267,000

		100,679,500

Cosmetics and Toiletries - 4.63%
Alberto-Culver Company	700,000	35,098,000
Avon Products, Inc.	670,000	30,913,800
Estee Lauder Companies Inc. (The), Class A	600,000	29,268,000

		95,279,800

Electronic Components - 1.17%
Texas Instruments Incorporated	1,000,000	24,180,000

Electronic Instruments - 0.43%
Agilent Technologies, Inc.*	300,000	8,784,000

Finance Companies - 1.65%
Fannie Mae	300,000	21,408,000
Freddie Mac	200,000	12,660,000

		34,068,000

Food and Related - 3.36%
Archer Daniels Midland Company	1,500,000	25,170,000
Sara Lee Corporation	1,000,000	22,990,000
Tyson Foods, Inc.	1,000,000	20,950,000

		69,110,000

Forest and Paper Products - 2.17%
International Paper Company	1,000,000	44,700,000

Health Care - Drugs - 10.94%
Allergan, Inc.	500,000	44,760,000
Amgen Inc.*	1,000,000	54,575,000
Pfizer Inc.	2,200,000	75,416,000
Teva Pharmaceutical Industries Limited, ADR	750,000	50,418,750

		225,169,750

Health Care - General - 2.12%
Biomet, Inc.	500,000	22,247,500
Boston Scientific Corporation*	500,000	21,400,000

		43,647,500

Hotels and Gaming - 0.55%
Argosy Gaming Company*	300,000	11,280,000

Household - General Products - 1.59%
Procter & Gamble Company (The)	600,000	32,664,000

Insurance - Property and Casualty - 4.74%
American International Group, Inc.	300,000	21,384,000
CNA Financial Corporation*	800,000	23,672,000
Hartford Financial Services Group Inc. (The)	350,000	24,059,000
St. Paul Companies, Inc. (The)*	700,000	28,378,000

		97,493,000

Leisure Time Industry - 1.24%
Walt Disney Company (The)	1,000,000	25,490,000

Multiple Industry - 4.25%
General Electric Company	2,700,000	87,480,000

Petroleum - Domestic - 1.26%
Equitable Resources, Inc.	500,000	25,855,000

Petroleum - International - 12.19%
Burlington Resources Inc.	1,000,000	36,180,000
ChevronTexaco Corporation	1,000,000	94,110,000
ConocoPhillips	500,000	38,145,000
Exxon Mobil Corporation	1,000,000	44,410,000
Unocal Corporation	1,000,000	38,000,000

		250,845,000

Petroleum - Services - 1.29%
Patterson-UTI Energy, Inc.	800,000	26,652,000

Railroad - 2.05%
Burlington Northern Santa Fe Corporation	600,000	21,042,000
Norfolk Southern Corporation	800,000	21,216,000

		42,258,000

Restaurants - 1.90%
Darden Restaurants, Inc.	1,000,000	20,550,000
YUM! Brands, Inc.*	500,000	18,610,000

		39,160,000

Retail - General Merchandise - 2.00%
Costco Wholesale Corporation	1,000,000	41,160,000

Security and Commodity Brokers - 3.20%
Friedman, Billings, Ramsey Group, Inc., Class A	1,200,000	23,748,000
Goldman Sachs Group, Inc. (The)	200,000	18,832,000
Prudential Financial, Inc.	500,000	23,235,000

		65,815,000

Tobacco - 0.61%
Altria Group, Inc.	250,000	12,512,500

TOTAL COMMON STOCKS - 85.87%		$1,767,513,350

(Cost: $1,729,241,464)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.43%
Banks
Wells Fargo Bank, N.A.,
1.19%, 7-14-04	$9,000	9,000,000

Commercial Paper
Aluminum - 0.49%
Alcan Aluminum Corp.,
1.26%, 7-8-04	10,000	9,997,550

Beverages - 0.65%
PepsiCo, Inc.,
1.17%, 7-22-04	13,391	13,381,861

Capital Equipment - 0.73%
John Deere Credit Limited
(Deere (John) Capital Corporation),
1.27%, 7-15-04	6,000	5,997,037
John Deere Finance SA
(Deere (John) Capital Corporation),
1.3%, 7-12-04	9,000	8,996,425

		14,993,462

Electrical Equipment - 1.36%
W.W. Grainger, Inc.,
1.2%, 7-26-04	28,000	27,976,667

Finance Companies - 1.26%
Ciesco, LLC,
1.2%, 8-9-04	2,000	1,997,400
PACCAR Financial Corp.,
1.19%, 7-12-04	22,000	21,992,000
USAA Capital Corp.,
1.25%, 7-9-04	2,000	1,999,444

		25,988,844

Food and Related - 0.15%
Sara Lee Corporation,
1.12%, 7-1-04	3,000	3,000,000

Health Care - Drugs - 2.53%
Abbott Laboratories:
1.16%, 7-7-04	5,195	5,193,996
1.25%, 7-27-04	9,013	9,004,863
Alcon Capital Corporation (Nestle S.A.),
1.21%, 7-26-04	10,000	9,991,597
Pfizer Inc.:
1.05%, 7-1-04	11,000	11,000,000
1.26%, 8-2-04	11,250	11,237,400
1.25%, 8-6-04	5,724	5,716,845

		52,144,701

Health Care - General - 0.73%
Baxter International Inc.:
1.18%, 7-1-04	5,011	5,011,000
1.21%, 7-2-04	10,000	9,999,664

		15,010,664

Household - General Products - 1.80%
Colgate-Palmolive Company,
1.18%, 7-19-04	15,000	14,991,150
Procter & Gamble Company (The):
1.19%, 7-26-04	14,000	13,988,430
1.28%, 8-10-04	8,000	7,988,622

		36,968,202

Multiple Industry - 0.49%
Detroit Edison Co.,
1.25%, 7-13-04	10,000	9,995,833

Publishing - 1.21%
Gannett Co., Inc.,
1.11%, 7-8-04	25,000	24,994,633

Retail - General Merchandise - 1.59%
Wal-Mart Stores, Inc.:
1.08%, 7-6-04	7,000	6,998,950
1.17%, 7-20-04	8,000	7,995,060
1.22%, 7-27-04	17,800	17,784,316

		32,778,326

Utilities - Electric - 0.87%
PacifiCorp:
1.21%, 7-9-04	6,000	5,998,387
1.28%, 7-14-04	5,000	4,997,689
1.3%, 7-22-04	7,000	6,994,692

		17,990,768

Utilities - Telephone - 2.84%
BellSouth Corporation:
1.04%, 7-1-04	15,000	15,000,000
1.15%, 7-1-04	566	566,000
1.14%, 7-6-04	6,000	5,999,050
1.22%, 7-6-04	429	428,927
SBC International Inc.,
1.13%, 7-12-04	3,884	3,882,659
Verizon Network Funding Corporation:
1.09%, 7-7-04	9,800	9,798,220
1.18%, 7-13-04	4,834	4,832,099
1.21%, 7-13-04	10,000	9,995,967
1.25%, 8-3-04	7,984	7,974,852

		58,477,774

Total Commercial Paper - 16.70%		343,699,285

TOTAL SHORT-TERM SECURITIES - 17.13%		$352,699,285

(Cost: $352,699,285)

TOTAL INVESTMENT SECURITIES - 103.00%		$2,120,212,635

(Cost: $2,081,940,749)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.00%)		(61,795,363)

NET ASSETS - 100.00%		$2,058,417,272

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

ACCUMULATIVE FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $2,081,941) (Notes 1 and 3)	$2,120,213
Receivables:
Dividends and interest	2,096
Fund shares sold	1,390
Investment securities sold	665
Prepaid and other assets	51

Total assets	2,124,415

LIABILITIES
Payable for investment securities purchased	59,675
Payable to Fund shareholders	5,231
Accrued shareholder servicing (Note 2)	494
Accrued service fee (Note 2)	443
Accrued management fee (Note 2)	38
Accrued accounting and administrative services fees (Note 2)	22
Accrued distribution fee (Note 2)	15
Due to custodian	12
Other	68

Total liabilities	65,998

Total net assets	$2,058,417

NET ASSETS
$1.00 par value capital stock:
Capital stock	$355,764
Additional paid-in capital	2,216,039
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	539
Accumulated undistributed net realized loss on investment transactions	(552,197)
Net unrealized appreciation in value of investments	38,272

Net assets applicable to outstanding units of capital	$2,058,417

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.79
Class B	$5.59
Class C	$5.61
Class Y	$5.79
Capital shares outstanding:
Class A	340,233
Class B	11,190
Class C	3,209
Class Y	1,132
Capital shares authorized	675,000

See Notes to Financial Statements.

Statement of Operations

ACCUMULATIVE FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $106)	$26,582
Interest and amortization	1,989

Total income	28,571

Expenses (Note 2):
Investment management fee	13,800
Service fee:
Class A	4,755
Class B	152
Class C	46
Shareholder servicing:
Class A	4,159
Class B	352
Class C	82
Class Y	11
Distribution fee:
Class A	153
Class B	455
Class C	138
Accounting and administrative services fees	260
Legal fees	169
Custodian fees	71
Audit fees	28
Other	111

Total expenses	24,742

Net investment income	3,829

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	205,149
Realized net loss on foreign currency transactions	(377)

Realized net gain on investments	204,772
Unrealized appreciation in value of investments during the period	15,659

Net gain on investments	220,431

Net increase in net assets resulting from operations	$224,260

See Notes to Financial Statements.

Statement of Changes in Net Assets

ACCUMULATIVE FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,829	$8,718
Realized net gain (loss) on investments	204,772	(261,829)
Unrealized appreciation	15,659	102,332

Net increase (decrease) in net assets resulting from operations	224,260	(150,779)

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(3,912)	(9,412)
Class B	-	-
Class C	-	-
Class Y	(32)	(45)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(3,944)	(9,457)

Capital share transactions (Note 5)	(74,218)	79,827

Total increase (decrease)	146,098	(80,409)
NET ASSETS
Beginning of period	1,912,319	1,992,728

End of period	$2,058,417	$1,912,319

Undistributed net investment income	$539	$1,031

(1)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

Financial Highlights

ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$5.19	$5.63	$7.60	$8.50		$9.14	$8.28

Income (loss) from investment operations:
Net investment income	0.01	0.03	0.01	0.02		0.07	0.03
Net realized and unrealized gain (loss) on investments	0.60	(0.44)	(1.11)	(0.90)		1.70	2.01

Total from investment operations	0.61	(0.41)	(1.10)	(0.88)		1.77	2.04

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.02)	(0.02)		(0.07)	(0.03)
Capital gains	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)	(1.15)

Total distributions	(0.01)	(0.03)	(0.87)	(0.02)		(2.41)	(1.18)

Net asset value, end of period	$5.79	$5.19	$5.63	$7.60		$8.50	$9.14

Total return(1)	11.78%	-7.29%	-15.34%	-10.35%		20.16%	25.72%
Net assets, end of period (in millions)	$1,971	$1,836	$1,923	$2,277	$2,558		$2,247
Ratio of expenses to average net assets	1.17%	1.18%	1.10%	1.04	%(2)	1.02%	0.98%
Ratio of net investment income to average net assets	0.23%	0.54%	0.22%	0.58	%(2)	0.67%	0.30%
Portfolio turnover rate	483%	412%	414%	185%		384%	372%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

ACCUMULATIVE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended	For the period from 10-4-99(1) through
2004	2003	2002	6-30-01	12-31-00	12-31-99

Net asset value, beginning of period	$5.06	$5.52	$7.53	$8.44	$9.12	$8.43

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	(0.03)	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	0.57	(0.44)	(1.13)	(0.90)	1.66	1.85

Total from investment operations	0.53	(0.46)	(1.16)	(0.91)	1.66	1.84

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Total distributions	(0.00)	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Net asset value, end of period	$5.59	$5.06	$5.52	$7.53	$8.44	$9.12

Total return	10.47%	-8.33%	-16.29%	-10.78%	18.92%	22.89%
Net assets, end of period (in millions)	$63	$53	$46	$29	$19	$3
Ratio of expenses to average net assets	2.30%	2.36%	2.21%	2.12	%(2)	2.02%	2.24	%(2)
Ratio of net investment loss to average net assets	-0.90%	-0.64%	-0.90%	-0.54	%(2)	-0.23%	-1.40	%(2)
Portfolio turnover rate	483%	412%	414%	185%	384%	372	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

ACCUMULATIVE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended	For the period from 10-6-99(1) through
	2004	2003	2002	6-30-01		12-31-00	12-31-99

Net asset value, beginning of period	$5.07	$5.52	$7.52	$8.43		$9.12	$8.53

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.01)	(0.01)		0.00	(0.01)
Net realized and unrealized gain (loss) on investments	0.58	(0.44)	(1.14)	(0.90)		1.65	1.75

Total from investment operations	0.54	(0.45)	(1.15)	(0.91)		1.65	1.74

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)	(1.15)

Total distributions	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)	(1.15)

Net asset value, end of period	$5.61	$5.07	$5.52	$7.52		$8.43	$9.12

Total return	10.65%	-8.15%	-16.18%	-10.80%		18.81%	21.45%
Net assets, end of period (in thousands)	$18,013	$16,676	$15,676	$5,775		$3,700	$347
Ratio of expenses to average net assets	2.16%	2.16%	2.07%	2.11	%(2)	2.10%	2.28	%(2)
Ratio of net investment loss to average net assets	-0.76%	-0.43%	-0.77%	-0.54	%(2)	-0.31%	-1.35	%(2)
Portfolio turnover rate	483%	412%	414%	185%		384%	372	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$5.20	$5.63	$7.60	$8.49		$9.14	$8.28

Income (loss) from investment operations:
Net investment income	0.03	0.04	0.03	0.03		0.08	0.04
Net realized and unrealized gain (loss) on investments	0.59	(0.43)	(1.12)	(0.89)		1.70	2.01

Total from investment operations	0.62	(0.39)	(1.09)	(0.86)		1.78	2.05

Less distributions from:
Net investment income	(0.03)	(0.04)	(0.03)	(0.03)		(0.09)	(0.04)
Capital gains	(0.00)	(0.00)	(0.85)	(0.00)		(2.34)	(1.15)

Total distributions	(0.03)	(0.04)	(0.88)	(0.03)		(2.43)	(1.19)

Net asset value, end of period	$5.79	$5.20	$5.63	$7.60		$8.49	$9.14

Total return	11.90%	-6.82%	-15.16%	-10.26%	20.39%		25.95%
Net assets, end of period (in millions)	$6	$6	$8	$7		$6	$5
Ratio of expenses to average net assets	0.87%	0.89%	0.86%	0.83	%(1)	0.84%	0.80%
Ratio of net investment income to average net assets	0.53%	0.84%	0.45%	0.75	%(1)	0.85%	0.49%
Portfolio turnover rate	483%	412%	414%	185%		384%	372%

(1)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Core Investment Fund

      June 30, 2004

An interview with James D. Wineland, CFA,
portfolio manager of Waddell & Reed Advisors Core Investment Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund underperformed its benchmark index for the fiscal year. Class A shares of the Fund increased 11.90 percent without the impact of sales load, and increased 5.47 percent with the impact of sales load. This compares with the S&P 500 Index (reflecting the performance of securities that generally reflect the stock market), which increased 19.12 percent for the period, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 16.10 percent. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe the Fund underperformed for several reasons. First, the portfolio was too conservatively positioned. In a period when technology and other groups with high price and earnings volatility did very well, we remained generally underweighted in some of these areas. Second, the Fund's positions in healthcare-related stocks performed poorly relative to the S&P 500. Third, the Fund's investments in media and entertainment sectors did not keep up with the overall market, and holdings in aerospace/defense stocks were also disappointing. And finally, the Fund's large exposure to the energy group, which did well, was not sufficient to offset the underperformance of the groups mentioned above.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Financial markets over the year reflected a strong recovery of the U.S. economy and very robust growth in corporate profits. Low interest rates continued to provide meaningful stimulus to economic activity throughout the period. Tax cuts also had a favorable impact on both corporate and consumer spending decisions. High and rising energy costs clearly had a negative effect on the consumer, but inflation remained subdued overall.

The importance of China became even more apparent in this past year. That country's growth as both a consumer of commodities and a producer of exports will, in our view, continue to be a critical variable in the future.

Geopolitical events continued to dominate market psychology. The situation in Iraq, continued terrorist activity (particularly in Madrid and Saudi Arabia), and the unpredictable nature of international energy supplies all added a level of risk to the investment environment.

As the year closed on June 30, 2004, key questions for investors included the sustainability of the economic recovery and the likelihood of rising inflation and interest rates.

What strategies and techniques did you employ that specifically affected the Fund's performance?

For the uncertain environment that we expected going into the period, we maintained a conservative position in the Fund. We emphasized energy, aerospace/defense, healthcare, and basic industry stocks. Large-capitalization and high-quality companies, as always, remained the emphasis of the portfolio.

Beginning in late January, 2004, we repositioned the portfolio somewhat, adding to large- cap technology and reducing our exposure slightly to energy and aerospace/defense stocks. The portfolio since that time has been more closely balanced to the S&P 500 than earlier in the period.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We currently maintain large positions in the energy sector. We think oil and natural gas prices are likely to remain well above the norms of the past several years, providing excellent earnings and cash flow opportunities for companies in this industry.

The portfolio remains well diversified in cyclical stocks that we believe should produce continued strong earnings well into 2005. In our view, the strong financial position and good cash flow being generated by U.S. corporations bodes well for future investment in capital goods and technology products.

We expect the U.S. economy to show very respectable growth in the second half of 2004 and into 2005. However, we also expect earnings of U.S. companies to grow at a slower rate than we've seen in the last several quarters. Interest rates are widely expected to continue to rise gradually during the remainder of 2004 and into 2005.

Inflation is expected to trend higher. The impact of oil/natural gas prices has had a meaningful impact on consumers. Going forward, we think much depends upon the nature of China's economic growth, due to its heavy use of imported metals, energy and agricultural commodities.

The list of potential negatives, as always, provides us with a healthy level of caution. However, we are confident that high-quality, well-managed companies with sustainable competitive advantages will prevail and succeed in challenging times. We continue to be positive in our outlook into 2005.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Core Investment Fund, Class A Shares(1)	$23,210
S&P 500 Index	$29,153
Lipper Large-Cap Core Funds Universe Average	$23,906

W&R ADVISORS CORE INVESTMENT FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

				LIPPER
		W&R ADVISORS		LARGE-CAP
		CORE INVESTMENT FUND	S&P 500	CORE FUNDS
		CLASS A SHARES	INDEX	UNIVERSE AVERAGE

12-31	1994	9,425	10,000	10,000
12-31	1995	12,216	13,758	13,205
12-31	1996	14,705	16,917	16,001
12-31	1997	18,727	22,549	20,490
12-31	1998	23,226	29,021	25,574
12-31	1999	27,038	35,135	30,958
12-31	2000	29,647	31,908	28,673
6-30	2001	26,282	29,775	26,154
6-30	2002	21,798	24,410	21,000
6-30	2003	20,742	24,474	20,590
6-30	2004	23,210	29,153	23,906

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 6-30-04	5.47%	6.35%	10.33%	12.28%
5-year period ended 6-30-04	-2.48%	-	-	-1.05%
10-year period ended 6-30-04	8.85%	-	-	-
Since inception of Class(3) through 6-30-04	-	-2.32%	-1.97%	8.55%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)

10-4-99 for Class B shares and Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Core Investment Fund had net assets totaling $4,297,313,486 invested in a diversified portfolio of:

97.64%	Common Stocks
2.36%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Core Investment Fund, for every $100 you had invested on June 30, 2004, your Fund owned:

Technology Stocks	$18.49
Energy Stocks	$15.09
Health Care Stocks	$13.04
Consumer Nondurables Stocks	$8.89
Financial Services Stocks	$8.70
Retail Stocks	$7.37
Utilities Stocks	$5.15
Capital Goods Stocks	$4.75
Consumer Services Stocks	$4.71
Multi-Industry Stocks	$4.00
Raw Materials Stocks	$3.40
Transportation Stocks	$3.30
Cash and Cash Equivalents	$2.36
Business Equipment and Services Stocks	$0.75

The Investments of Core Investment Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Aircraft - 5.00%
Goodrich Corporation	1,466,400	$47,408,712
Lockheed Martin Corporation	2,114,040	110,099,203
United Technologies Corporation	625,300	57,202,444

		214,710,359

Banks - 3.61%
U.S. Bancorp	2,394,300	65,986,908
Wells Fargo & Company	1,555,000	88,992,650

		154,979,558

Beverages - 5.23%
Anheuser-Busch Companies, Inc.	1,019,800	55,069,200
Coca-Cola Company (The)	2,467,000	124,534,160
PepsiCo, Inc.	836,500	45,070,620

		224,673,980

Broadcasting - 3.61%
Cox Communications, Inc., Class A*	2,633,737	73,191,551
Fox Entertainment Group, Inc., Class A*	1,106,962	29,555,885
Liberty Media Corporation, Class A*	5,805,200	52,188,748

		154,936,184

Capital Equipment - 4.75%
Caterpillar Inc.	623,400	49,522,896
Deere & Company	1,448,600	101,604,804
Illinois Tool Works Inc.	554,100	53,132,649

		204,260,349

Chemicals - Petroleum and Inorganic - 1.09%
du Pont (E.I.) de Nemours and Company	1,057,100	46,956,382

Chemicals - Specialty - 2.31%
Air Products and Chemicals, Inc.	1,895,800	99,434,710

Communications Equipment - 1.61%
Cisco Systems, Inc.*	2,924,000	69,313,420

Computers - Main and Mini - 1.69%
International Business Machines Corporation	823,700	72,609,155

Computers - Micro - 1.18%
Dell Inc.*	1,408,900	50,628,822

Computers - Peripherals - 5.41%
Microsoft Corporation	2,566,000	73,297,790
Oracle Corporation*	2,351,800	28,186,323
SAP Aktiengesellschaft, ADR	2,825,100	118,117,431
VERITAS Software Corporation*	461,800	12,814,950

		232,416,494

Cosmetics and Toiletries - 0.52%
Avon Products, Inc.	483,300	22,299,462

Electronic Components - 3.14%
Analog Devices, Inc.	666,400	31,374,112
Intel Corporation	2,345,800	64,755,809
Maxim Integrated Products, Inc.	387,800	20,365,317
Texas Instruments Incorporated	756,500	18,292,170

		134,787,408

Electronic Instruments - 0.46%
Applied Materials, Inc.*	1,015,300	19,925,263

Food and Related - 1.65%
Kellogg Company	1,691,600	70,793,460

Health Care - Drugs - 8.53%
Abbott Laboratories	2,522,500	102,817,100
Amgen Inc.*	742,140	40,502,291
Gilead Sciences, Inc.*	299,600	20,053,726
Novartis AG, Registered Shares (A)	1,285,800	56,741,574
Pfizer Inc.	4,267,990	146,306,697

		366,421,388

Health Care - General - 1.99%
Wyeth	2,365,200	85,525,632

Hospital Supply and Management - 2.52%
Aetna Inc.	233,070	19,810,950
Caremark Rx, Inc.*	258,900	8,528,166
Medtronic, Inc.	1,289,600	62,829,312
UnitedHealth Group Incorporated	274,800	17,106,300

		108,274,728

Hotels and Gaming - 0.80%
Marriott International, Inc., Class A	688,200	34,327,416

Household - General Products - 1.49%
Colgate-Palmolive Company	1,095,700	64,043,665

Insurance - Property and Casualty - 4.33%
American International Group, Inc.	1,152,580	82,155,902
Berkshire Hathaway Inc., Class A*	1,170	104,071,500

		186,227,402

Leisure Time Industry - 0.30%
Carnival Corporation	274,200	12,887,400

Multiple Industry - 4.00%
3M Company	344,600	31,017,446
General Electric Company	4,349,900	140,936,760

		171,954,206

Petroleum - International - 9.03%
Anadarko Petroleum Corporation	2,326,150	136,312,390
Burlington Resources Inc.	3,756,600	135,913,788
Exxon Mobil Corporation	2,611,640	115,982,932

		388,209,110

Petroleum - Services - 6.06%
Baker Hughes Incorporated	3,491,800	131,466,270
Nabors Industries Ltd.*	956,800	43,266,496
Schlumberger Limited	1,350,600	85,776,606

		260,509,372

Railroad - 0.97%
Union Pacific Corporation	700,000	41,615,000

Retail - General Merchandise - 5.69%
Costco Wholesale Corporation	3,767,300	155,062,068
Kohl's Corporation*	656,500	27,756,820
Wal-Mart Stores, Inc.	1,166,700	61,555,092

		244,373,980

Retail - Specialty Stores - 1.68%
Best Buy Co., Inc.	1,424,600	72,284,204

Security and Commodity Brokers - 0.76%
Goldman Sachs Group, Inc. (The)	344,500	32,438,120

Timesharing and Software - 0.75%
eBay Inc.*	350,000	32,200,000

Trucking and Shipping - 2.33%
United Parcel Service, Inc., Class B	1,333,900	100,269,263

Utilities - Electric - 3.18%
Dominion Resources, Inc.	2,168,350	136,779,518

Utilities - Telephone - 1.97%
Vodafone Group Plc, ADR	3,831,800	84,682,780

TOTAL COMMON STOCKS - 97.64%		$4,195,748,190

(Cost: $3,161,767,941)

TOTAL SHORT-TERM SECURITIES - 2.65%	$114,051,636

(Cost: $114,051,636)

TOTAL INVESTMENT SECURITIES - 100.29%	$4,309,799,826

(Cost: $3,275,819,577)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.29%)	(12,486,340)

NET ASSETS - 100.00%	$4,297,313,486

Notes to Schedule of Investments

*	No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

CORE INVESTMENT FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $3,275,820) (Notes 1 and 3)	$4,309,800
Receivables:
Investment securities sold	12,086
Dividends and interest	5,330
Fund shares sold	1,641
Prepaid and other assets	78

Total assets	4,328,935

LIABILITIES
Payable for investment securities purchased	15,937
Payable to Fund shareholders	13,376
Accrued shareholder servicing (Note 2)	1,103
Accrued service fee (Note 2)	811
Accrued management fee (Note 2)	73
Accrued distribution fee (Note 2)	31
Accrued accounting and administrative services fees (Note 2)	22
Due to custodian	4
Other	265

Total liabilities	31,622

Total net assets	$4,297,313

NET ASSETS
$1.00 par value capital stock:
Capital stock	$824,690
Additional paid-in capital	3,234,185
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	2,302
Accumulated undistributed net realized loss on investment transactions	(797,847)
Net unrealized appreciation in value of investments	1,033,983

Net assets applicable to outstanding units of capital	$4,297,313

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.22
Class B	$5.01
Class C	$5.02
Class Y	$5.22
Capital shares outstanding:
Class A	781,987
Class B	16,413
Class C	4,141
Class Y	22,149
Capital shares authorized	1,775,000

See Notes to Financial Statements.

Statement of Operations

CORE INVESTMENT FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $572)	$70,847
Interest and amortization	3,137

Total income	73,984

Expenses (Note 2):
Investment management fee	27,639
Shareholder servicing:
Class A	9,718
Class B	547
Class C	129
Class Y	174
Service fee:
Class A	10,297
Class B	210
Class C	58
Distribution fee:
Class A	346
Class B	632
Class C	175
Accounting and administrative services fees	260
Custodian fees	147
Legal fees	141
Audit fees	31
Other	622

Total expenses	51,126

Net investment income	22,858

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	128,865
Realized net loss on written options	(2,968)
Realized net gain on foreign currency transactions	256

Realized net gain on investments	126,153
Unrealized appreciation in value of investments during the period	346,646

Net gain on investments	472,799

Net increase in net assets resulting from operations	$495,657

See Notes to Financial Statements.

Statement of Changes in Net Assets

CORE INVESTMENT FUND
  (In Thousands)

	For the fiscal year ended June 30,

	2004	2003

DECREASE IN NET ASSETS
Operations:
Net investment income	$22,858	$26,913
Realized net gain (loss) on investments	126,153	(296,332)
Unrealized appreciation (depreciation)	346,646	(47,489)

Net increase (decrease) in net assets resulting from operations	495,657	(316,908)

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(23,062)	(27,936)
Class B	-	-
Class C	-	-
Class Y	(1,005)	(1,019)
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	(24,067)	(28,955)

Capital share transactions (Note 5)	(697,702)	(724,496)

Total decrease	(226,112)	(1,070,359)
NET ASSETS
Beginning of period	4,523,425	5,593,784

End of period	$4,297,313	$4,523,425

Undistributed net investment income	$2,302	$3,255

(1)See "Financial Highlights" on pages 33 - 36.

See Notes to Financial Statements.

Financial Highlights

CORE INVESTMENT FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2000	6-30-01		2000	1999

Net asset value, beginning of period	$4.69	$4.95	$6.27	$7.08		$8.13	$7.52

Income (loss) from investment operations:
Net investment income	0.03	0.03	0.01	0.00		0.01	0.08
Net realized and unrealized gain (loss) on investments	0.53	(0.26)	(1.06)	(0.80)		0.77	1.13

Total from investment operations	0.56	(0.23)	(1.05)	(0.80)		0.78	1.21

Less distributions from:
Net investment income	(0.03)	(0.03)	(0.01)	(0.01)		(0.01)	(0.08)
Capital gains	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Total distributions	(0.03)	(0.03)	(0.27)	(0.01)		(1.83)	(0.60)

Net asset value, end of period	$5.22	$4.69	$4.95	$6.27		$7.08	$8.13

Total return(1)	11.90%	-4.84%	-17.06%	-11.35%	9.65%		16.41%
Net assets, end of period (in millions)	$4,079	$4,310	$5,348	$7,097	$8,219		$8,102
Ratio of expenses to average net assets	1.13%	1.13%	1.04%	0.98	%(2)	0.94%	0.94%
Ratio of net investment income to average net assets	0.53%	0.60%	0.20%	0.14	%(2)	0.12%	0.94%
Portfolio turnover rate	49%	41%	27%	15%		48%	54%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

CORE INVESTMENT FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended	For the period from 10-4-99(1) through

	2004	2003	2002	6-30-01		12-31-00	12-31-99

Net asset value, beginning of period	$4.54	$4.82	$6.16	$6.99		$8.13	$7.77

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)		(0.04)	(0.00)
Net realized and unrealized gain (loss) on investments	0.51	(0.25)	(1.05)	(0.81)		0.72	0.88

Total from investment operations	0.47	(0.28)	(1.08)	(0.83)		0.68	0.88

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Total distributions	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Net asset value, end of period	$5.01	$4.54	$4.82	$6.16		$6.99	$8.13

Total return	10.35%	-5.81%	-18.05%	-11.87%		8.43%	11.53%
Net assets, end of period (in millions)	$82	$82	$88	$86		$72	$13
Ratio of expenses to average net assets	2.30%	2.35%	2.17%	2.07	%(2)	1.98%	2.18	%(2)
Ratio of net investment loss to average net assets	-0.65%	-0.61%	-0.92%	-0.93	%(2)	-0.91%	-0.59	%(2)
Portfolio turnover rate	49%	41%	27%	15%		48%	54	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

CORE INVESTMENT FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended	For the period from 10-4-99(1) through
	2004	2003	2002	6-30-01		12-31-00	12-31-99

Net asset value, beginning of period	$4.55	$4.82	$6.16	$6.99		$8.13	$7.77

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.01)	(0.02)		(0.03)	(0.00)
Net realized and unrealized gain (loss) on investments	0.53	(0.25)	(1.07)	(0.81)		0.71	0.88

Total from investment operations	0.47	(0.27)	(1.08)	(0.83)		0.68	0.88

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Total distributions	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Net asset value, end of period	$5.02	$4.55	$4.82	$6.16		$6.99	$8.13

Total return	10.33%	-5.60%	-18.05%	-11.87%		8.46%	11.53%
Net assets, end of period (in millions)	$21	$24	$26	$19		$16	$1
Ratio of expenses to average net assets	2.21%	2.20%	2.11%	2.10	%(2)	2.01%	2.23	%(2)
Ratio of net investment loss to average net assets	-0.54%	-0.45%	-0.85%	-0.96	%(2)	-0.95%	-0.63	%(2)
Portfolio turnover rate	49%	41%	27%	15%		48%	54	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

CORE INVESTMENT FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$4.69	$4.96	$6.27	$7.09		$8.13	$7.52

Income (loss) from investment operations:
Net investment income	0.04	0.04	0.03	0.01		0.03	0.10
Net realized and unrealized gain (loss) on investments	0.53	(0.27)	(1.05)	(0.81)		0.77	1.13

Total from investment operations	0.57	(0.23)	(1.02)	(0.80)		0.80	1.23

Less distributions from:
Net investment income	(0.04)	(0.04)	(0.03)	(0.02)		(0.02)	(0.10)
Capital gains	(0.00)	(0.00)	(0.26)	(0.00)		(1.82)	(0.52)

Total distributions	(0.04)	(0.04)	(0.29)	(0.02)		(1.84)	(0.62)

Net asset value, end of period	$5.22	$4.69	$4.96	$6.27		$7.09	$8.13

Total return	12.28%	-4.52%	-16.78%	-11.33%		9.88%	16.67%
Net assets, end of period (in millions)	$115	$107	$132	$176		$210	$283
Ratio of expenses to average net assets	0.80%	0.80%	0.77%	0.74	%(1)	0.74%	0.73%
Ratio of net investment income to average net assets	0.85%	0.94%	0.48%	0.38	%(1)	0.33%	1.18%
Portfolio turnover rate	49%	41%	27%	15%		48%	54%

(1)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Science and Technology Fund

      June 30, 2004

An interview with Zachary H. Shafran,
portfolio manager of Waddell & Reed AdvisorsScience and Technology Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2004.

How did the Fund perform during the last fiscal year?

The Fund did very well this year with Class A shares of the Fund increasing 29.21 percent before the impact of sales load, and increasing 21.78 percent after the impact of sales load. This compares with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 27.50 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 25.65 percent for the year. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the fiscal year?

We believe there were two primary reasons for the strong performance. First, for the prior several years we had pursued a more defensive investment strategy, one that was more focused on protection of principal than on growth. This meant we focused on what we felt were slower and more predictable investments, and we held a larger-than-normal cash reserve position. This was a strategy that served us well on a relative basis, but one that we recognized was in need of a change. Second, consistent with our mandate, the dual focus of the Fund on science and technology helped our relative performance, especially in the second half of the fiscal year when selected areas of healthcare began to show some real improvement.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The repositioning of the Fund towards a greater growth orientation and away from our defensive investment strategy was the primary factor affecting the Fund's performance. We became much more constructive about macroeconomic fundamentals, and especially those of a number of technology companies. The viability of many companies was much less a concern, especially in technology, and overall valuations began to look much more attractive. Investors who broadly concluded it would get better in the first half of calendar year 2003 and invested heavily in low-quality, low-priced stocks began to invest in a broader range of technology companies.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As noted, we were defensive in our investment strategy early in the fiscal year with defensive stock positions and an above-normal cash reserve. Early in the fiscal year, we decided it was time to reduce our cash reserve and to become more aggressive in our investment decisions. It was this decision that led to our improved performance during the first half of the fiscal year.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Among the industries emphasized early in the year were hospital management, managed care, biotechnology, pharmaceuticals, transaction processing and consumer electronics. These were areas of emphasis in the prior fiscal year. We later began to emphasize semiconductors, semiconductor-process equipment, computer software, networking equipment, wireless equipment and healthcare-information technology. Our emphasis on these continued throughout the balance of the fiscal year. However, in the last few months we began to reduce our exposure to the more cyclical areas of technology, predominantly semiconductors and semiconductor-process equipment. Going forward, we expect the areas of emphasis to remain largely unchanged.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Science and Technology Fund, Class A Shares(1)	$42,079
S&P 400 Industrials Index	$27,641
Goldman Sachs Technology Industry Composite Index	$31,482
Lipper Science & Technology Funds Universe Average	$29,316

W&R ADVISORS SCIENCE AND TECHNOLOGY FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2004

		W&R ADVISORS SCIENCE & TECHNOLOGY FUND CLASS A SHARES	S&P 400 INDUSTRIALS INDEX	GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

12-31	1994	9,425	10,000		10,000
12-31	1995	14,643	13,445		14,633
4-30	1996	16,601	14,571	16,601	16,489
12-31	1996	15,866	16,618	19,363	17,925
12-31	1997	17,013	21,813	23,923	20,139
12-31	1998	27,103	29,198	40,459	31,149
12-31	1999	55,002	36,805	76,412	71,291
12-31	2000	47,321	30,766	47,500	49,323
6-30	2001	40,245	28,517	39,456	38,167
6-30	2002	32,300	23,017	22,734	21,588
6-30	2003	32,566	23,156	24,692	23,331
6-30	2004	42,079	27,641	31,482	29,316

(1)

The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions. Please note that the Goldman Sachs Technology Industry Composite Index was added as the Fund's benchmark index in the December 31, 2000 Annual Report. Prior to that time the S&P 400 Industrials Index was used as the Fund's benchmark index. For comparison purposes, we will present both indexes in this chart until the Goldman Sachs index has a full 10-year history.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y
1-year period ended 6-30-04	21.78%	23.34%	27.44%	29.63%
5-year period ended 6-30-04	3.53%	-	-	5.11%
10-year period ended 6-30-04	17.79%	-	-	-
Since inception of Class(3) through 6-30-04	-	2.52%	2.83%	13.14%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)

10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On June 30, 2004, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $2,168,879,405 invested in a diversified portfolio of:

95.52%	Common Stocks
4.48%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Science and Technology Fund, for every $100 you had invested on June 30, 2004, your Fund owned:

Technology Stocks	$42.08
Health Care Stocks	$30.91
Business Equipment and Services Stocks	$10.61
Multi-Industry Stocks	$7.13
Cash and Cash Equivalents	$4.48
Consumer Durables Stocks	$2.97
Financial Services Stocks	$1.07
Utilities Stocks	$0.75

The Investments of Science and Technology Fund

June 30, 2004
COMMON STOCKS	Shares	Value

Business Equipment and Services - 9.05%
Accenture Ltd*	885,800	$24,341,784
CheckFree Corporation*	1,942,400	58,136,032
Euronet Worldwide, Inc.*	1,890,450	43,839,536
First Data Corporation	953,000	42,427,560
Nextel Partners, Inc., Class A*	1,734,200	27,617,135

		196,362,047

Communications Equipment - 7.39%
Cisco Systems, Inc.*	1,589,100	37,669,616
Foundry Networks, Inc.*	1,795,100	25,283,983
NETGEAR, Inc.*	1,037,900	11,209,320
Nokia Corporation, Series A, ADR*	1,515,900	22,041,186
Nortel Networks Corporation*	4,273,800	21,326,262
Scientific-Atlanta, Inc.	1,241,100	42,817,950

		160,348,317

Computers - Micro - 1.46%
Dell Inc.*	883,400	31,744,979

Computers - Peripherals - 15.67%
Amdocs Limited*	1,558,530	36,516,358
Check Point Software Technologies Ltd.*	1,616,100	43,521,573
Computer Associates International, Inc.	781,100	21,917,666
EMC Corporation*	4,286,900	48,870,660
Hypercom Corporation*	796,200	6,727,890
Intergraph Corporation*	400,800	10,328,616
Macromedia, Inc.*	433,000	10,565,200
Microsoft Corporation	1,620,900	46,301,009
Oracle Corporation*	1,346,500	16,137,802
SAP Aktiengesellschaft, ADR	279,800	11,698,438
Symbol Technologies, Inc.	3,164,010	46,637,507
TIBCO Software Inc.*	2,982,000	25,063,710
VERITAS Software Corporation*	561,500	15,581,625

		339,868,054

Consumer Electronics - 2.97%
Garmin Ltd.	1,736,600	64,332,347

Electronic Components - 16.04%
AMIS Holdings, Inc.*	701,200	11,860,798
Adaptec, Inc.*	1,150,600	9,728,323
Altera Corporation*	912,600	20,264,283
Amphenol Corporation, Class A*	854,600	28,475,272
Analog Devices, Inc.	436,200	20,536,296
Broadcom Corporation, Class A*	528,600	24,717,336
Cherokee International Corporation*	422,550	4,804,393
Intel Corporation	739,700	20,419,419
Mediatek Incorporation (A)	2,352,000	18,664,179
Microchip Technology Incorporated	1,916,100	60,270,926
Motorola, Inc.	1,163,000	21,224,750
Samsung Electronics Co., Ltd. (A)	175,000	72,241,454
United Microelectronics Corporation*	8,034,122	34,627,066

		347,834,495

Electronic Instruments - 1.52%
ASML Holding N.V.*	1,217,500	20,843,600
Mattson Technology, Inc.*	1,000,700	12,008,400

		32,852,000

Health Care - Drugs - 15.09%
Alcon, Inc.	1,084,500	85,295,925
Amgen Inc.*	617,400	33,694,605
Amylin Pharmaceuticals, Inc.*	899,300	20,490,551
Corgentech Inc.*	565,500	9,113,032
Forest Laboratories, Inc.*	649,800	36,798,174
Genzyme Corporation - General Division*	937,900	44,348,602
ICOS Corporation*	954,800	28,476,910
IVAX Corporation*	1,949,700	46,773,303
Pfizer Inc.	651,700	22,340,276

		327,331,378

Health Care - General - 4.94%
Advanced Medical Optics, Inc.*	458,800	19,531,116
Boston Scientific Corporation*	1,997,900	85,510,120
WellCare Group, Inc.*	123,700	2,102,900

		107,144,136

Hospital Supply and Management - 10.88%
Anthem, Inc.*	236,300	21,163,028
Cerner Corporation*	2,085,600	92,819,628
Guidant Corporation	800,300	44,720,764
HCA Inc.	534,700	22,238,173
Sunrise Senior Living, Inc.*	286,100	11,197,954
UnitedHealth Group Incorporated	703,100	43,767,975

		235,907,522

Multiple Industry - 7.13%
AU Optronics Corp., ADR	621,600	10,113,432
Critical Therapeutics, Inc.*	1,246,200	8,698,476
Cytokinetics, Incorporated*	378,100	5,624,237
Radiation Therapy Services, Inc.*	826,400	11,772,068
Research In Motion Limited*	1,728,600	118,339,956

		154,548,169

Security and Commodity Brokers - 1.07%
Chicago Mercantile Exchange Holdings Inc.	161,200	23,272,444

Timesharing and Software - 1.56%
Alliance Data Systems Corporation*	751,400	31,746,650
Opsware Inc.*	255,500	2,018,450

		33,765,100

Utilities - Telephone - 0.75%
Telesystem International Wireless Inc.*	1,665,000	16,283,700

TOTAL COMMON STOCKS - 95.52%		$2,071,594,688

(Cost: $1,745,889,601)

TOTAL SHORT-TERM SECURITIES - 3.24%		$70,342,275

(Cost: $70,342,275)

TOTAL INVESTMENT SECURITIES - 98.76%		$2,141,936,963

(Cost: $1,816,231,876)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.24%		26,942,442

NET ASSETS - 100.00%		$2,168,879,405

Notes to Schedule of Investments
*	No dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities

SCIENCE AND TECHNOLOGY FUND
June 30, 2004
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,816,232) (Notes 1 and 3)	$2,141,937
Cash	1
Receivables:
Investment securities sold	35,529
Fund shares sold	1,216
Dividends and interest	175
Prepaid and other assets	28

Total assets	2,178,886

LIABILITIES
Payable to Fund shareholders	5,655
Payable for investment securities purchased	2,865
Accrued shareholder servicing (Note 2)	699
Accrued service fee (Note 2)	401
Accrued management fee (Note 2)	50
Accrued accounting and administrative services fees (Note 2)	21
Accrued distribution fee (Note 2)	18
Other	298

Total liabilities	10,007

Total net assets	$2,168,879

NET ASSETS
$1.00 par value capital stock:
Capital stock	$228,766
Additional paid-in capital	1,697,430
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(80)
Accumulated undistributed net realized loss on investment transactions	(82,942)
Net unrealized appreciation in value of investments	325,705

Net assets applicable to outstanding units of capital	$2,168,879

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.51
Class B	$8.85
Class C	$8.87
Class Y	$9.80
Capital shares outstanding:
Class A	218,244
Class B	7,963
Class C	1,214
Class Y	1,345
Capital shares authorized	470,000

See Notes to Financial Statements.

Statement of Operations

SCIENCE AND TECHNOLOGY FUND
For the Fiscal Year Ended June 30, 2004
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $670)	$6,582
Interest and amortization	939

Total income	7,521

Expenses (Note 2):
Investment management fee	17,175
Shareholder servicing:
Class A	5,802
Class B	555
Class C	78
Class Y	17
Service fee:
Class A	4,731
Class B	158
Class C	24
Distribution fee:
Class A	182
Class B	474
Class C	71
Accounting and administrative services fees	260
Custodian fees	85
Legal fees	71
Audit fees	26
Other	297

Total expenses	30,006

Net investment loss	(22,485)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	74,473
Realized net loss on written options	(10,216)
Realized net loss on purchased options	(2,901)
Realized net gain on foreign currency transactions	40

Realized net gain on investments	61,396
Unrealized appreciation in value of investments during the period	463,266

Net gain on investments	524,662

Net increase in net assets resulting from operations	$502,177

See Notes to Financial Statements.

Statement of Changes in Net Assets

SCIENCE AND TECHNOLOGY FUND
(In Thousands)

	For the fiscal year ended June 30,

	2004	2003

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(22,485)	$(12,150)
Realized net gain (loss) on investments	61,396	(41,457)
Unrealized appreciation	463,266	50,095

Net increase (decrease) in net assets resulting from operations	502,177	(3,512)

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-
Realized gains on investment transactions:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	-

	-	-

Capital share transactions (Note 5)	(90,482)	(221,939)

Total increase (decrease)	411,695	(225,451)
NET ASSETS
Beginning of period	1,757,184	1,982,635

End of period	$2,168,879	$1,757,184

Undistributed net investment loss	$(80)	$(49)

(1)See "Financial Highlights" on pages 47 - 50.

See Notes to Financial Statements.

Financial Highlights

SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$7.36	$7.30	$9.26	$10.90		$18.43	$9.91

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.04)	(0.03)	0.01		0.01	(0.09)
Net realized and unrealized gain (loss) on investments	2.24	0.10	(1.76)	(1.64)		(2.37)	10.12

Total from investment operations	2.15	0.06	(1.79)	(1.63)		(2.36)	10.03

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.01)	(0.01)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.16)	(0.00)		(5.17)	(1.51)

Total distributions	(0.00)	(0.00)	(0.17)	(0.01)		(5.17)	(1.51)

Net asset value, end of period	$9.51	$7.36	$7.30	$9.26		$10.90	$18.43

Total return(1)	29.21%	0.82%	-19.74%	-14.95%	-13.97%		102.93%
Net assets, end of period (in millions)	$2,075	$1,693	$1,912	$2,658		$3,224	$3,744
Ratio of expenses to average net assets	1.42%	1.48%	1.38%	1.32	%(2)	1.21%	1.16%
Ratio of net investment income (loss) to average net assets	-1.05%	-0.66%	-0.38%	0.28	%(2)	0.04%	-0.79%
Portfolio turnover rate	125%	90%	70%	52%		80%	40%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights

SCIENCE AND TECHNOLOGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the fiscal period ended	For the fiscal year ended	For the period from 10-4-99(1) through
2004	2003	2002	6-30-01	12-31-00	12-31-99

Net asset value, beginning of period	$6.95	$7.00	$9.00	$10.66	$18.37	$12.64

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.13)	(0.13)	(0.04)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments	2.07	0.08	(1.71)	(1.62)	(2.41)	7.28

Total from investment operations	1.90	(0.05)	(1.84)	(1.66)	(2.54)	7.24

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)

Total distributions	(0.00)	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)

Net asset value, end of period	$8.85	$6.95	$7.00	$9.00	$10.66	$18.37

Total return	27.34%	-0.71%	-20.83%	-15.57%	-15.01%	58.62%
Net assets, end of period (in millions)	$70	$51	$49	$56	$57	$17
Ratio of expenses to average net assets	2.76%	3.05%	2.83%	2.69	%(2)	2.45%	2.64	%(2)
Ratio of net investment loss to average net assets	-2.40%	-2.23%	-1.84%	-1.10	%(2)	-1.00%	-2.35	%(2)
Portfolio turnover rate	125%	90%	70%	52%	80%	40	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

SCIENCE AND TECHNOLOGY FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended	For the period from 10-4-99(1) through
	2004	2003	2002	6-30-01		12-31-00	12-31-99

Net asset value, beginning of period	$6.96	$7.01	$9.01	$10.67		$18.38	$12.64

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.14)	(0.14)	(0.04)		(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments	2.05	0.09	(1.70)	(1.62)		(2.41)	7.29

Total from investment operations	1.91	(0.05)	(1.84)	(1.66)		(2.54)	7.25

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.16)	(0.00)		(5.17)	(1.51)

Total distributions	(0.00)	(0.00)	(0.16)	(0.00)		(5.17)	(1.51)

Net asset value, end of period	$8.87	$6.96	$7.01	$9.01		$10.67	$18.38

Total return	27.44%	-0.71%	-20.80%	-15.56%	-15.01%		58.70%
Net assets, end of period (in millions)	$11	$7	$7	$9		$9	$3
Ratio of expenses to average net assets	2.71%	3.03%	2.80%	2.71	%(2)	2.42%	2.42	%(2)
Ratio of net investment loss to average net assets	-2.35%	-2.21%	-1.82%	-1.12	%(2)	-1.00%	-2.19	%(2)
Portfolio turnover rate	125%	90%	70%	52%		80%	40	%(3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended December 31, 1999.

See Notes to Financial Statements.

Financial Highlights

SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,			For the fiscal period ended		For the fiscal year ended December 31,
	2004	2003	2002	6-30-01		2000	1999

Net asset value, beginning of period	$7.56	$7.47	$9.44	$11.12		$18.65	$9.98

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	0.16	0.05	0.01		0.02	(0.04)
Net realized and unrealized gain (loss) on investments	2.41	(0.07)	(1.84)	(1.66)		(2.38)	10.22

Total from investment operations	2.24	0.09	(1.79)	(1.65)		(2.36)	10.18

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.02)	(0.03)		(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.16)	(0.00)		(5.17)	(1.51)

Total distributions	(0.00)	(0.00)	(0.18)	(0.03)		(5.17)	(1.51)

Net asset value, end of period	$9.80	$7.56	$7.47	$9.44		$11.12	$18.65

Total return	29.63%	1.21%	-19.32%	-14.87%		-13.80%	103.72%
Net assets, end of period (in millions)	$13	$6	$15	$31		$27	$31
Ratio of expenses to average net assets	1.03%	1.03%	1.02%	1.00	%(1)	0.98%	0.95%
Ratio of net investment income (loss) to average net assets	-0.70%	-0.19%	-0.01%	0.58	%(1)	0.26%	-0.59%
Portfolio turnover rate	125%	90%	70%	52%		80%	40%

(1)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2004

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the "Funds") are three of those mutual funds and are the only funds included in these financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2004, Science and Technology Fund reclassified $22,414,279 between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, accumulated undistributed net realized loss on investment transactions and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts in prior year financial statements and notes thereto have been reclassified to conform to current year presentation.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%

Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each of the Funds. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing for each shareholder account which was in existence at any time during the prior month. The monthly fee is as follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended June 30, 2004, W&R received the following amounts in gross sales commissions and deferred sales charges.

	Gross Sales Commissions	CDSC

		Class B	Class C

Accumulative Fund	$4,055,536	$149,939	$3,983
Core Investment Fund	5,878,903	242,154	5,356
Science and Technology Fund	4,411,290	152,321	3,282

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2004, W&R paid the following amounts: Accumulative Fund - $2,657,124; Core Investment Fund - $3,560,472 and Science and Technology Fund - $2,788,020.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

Accumulative Fund, Core Investment Fund and Science and Technology Fund paid Directors' fees of $107,903, $250,800 and $97,373, respectively, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended June 30, 2004 are summarized as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Purchases of investment securities, excluding short-term and U.S. Government securities	$8,895,224,854	$2,023,931,464	$2,458,756,618
Purchases of short-term securities	7,917,167,174	7,021,967,045	3,427,590,158
Purchases of U.S.Government securities	6,837,209	-	-
Purchases of options	-	-	3,926,611
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. Government securities	8,986,047,517	2,312,699,613	2,434,157,676
Proceeds from maturities and sales of short-term securities	7,929,291,728	7,434,327,710	3,608,234,578
Proceeds from U.S. Government securities	6,837,209	-	-
Proceeds from options	-	-	7,016,008

For Federal income tax purposes, cost of investments owned at June 30, 2004 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Waddell & Reed Advisors Accumulative Fund	$2,083,548,436	$63,571,236	$26,907,037	$36,664,199
Waddell & Reed Advisors Core Investment Fund	3,275,819,577	1,101,810,033	67,829,784	1,033,980,249
Waddell & Reed Advisors Science and Technology Fund	1,816,578,130	382,273,261	56,914,428	325,358,833

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2004 and the related capital loss carryover and post-October activity were as follows:

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Net ordinary income	$3,738,769	$23,189,641	$-
Distributed ordinary income	3,943,993	24,067,396	-
Undistributed ordinary income	1,068,805	2,699,962	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	-

Post-October losses deferred	297,233	-	14,086,342

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Accumulative Fund	Core Investment Fund	Science and Technology Fund

June 30, 2008	$20,917,061	$-	$-
June 30, 2009	5,229,265	250,211,296	-
June 30, 2010	5,482,399	56,402,068	-
June 30, 2011	519,119,055	491,436,859	68,510,332

Total carryover	$550,747,780	$798,050,223	$68,510,332

Ivy Growth Fund, one of the mutual funds managed by Waddell & Reed Ivy Investment Company ("WRIICO"), was merged into Accumulative Fund as of June 16, 2003. At the time of the merger Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $5,229,265 for each period ending from June 30, 2005 through 2009 and $916,736 for the period ending June 30, 2010 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2004 are summarized below. Amounts are in thousands.

Accumulative Fund		Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	47,418	51,335	21,850
Class B	3,240	3,297	1,836
Class C	1,363	1,462	500
Class Y	306	5,579	815
Shares issued from reinvestment of dividends:
Class A	645	4,331	-
Class B	-	-	-
Class C	-	-	-
Class Y	6	200	-
Shares redeemed:
Class A	(61,312)	(191,880)	(33,598)
Class B	(2,649)	(4,930)	(1,177)
Class C	(1,442)	(2,700)	(334)
Class Y	(323)	(6,511)	(275)

Decrease in outstanding capital shares	(12,748)	(139,817)	(10,383)

Value issued from sale of shares:
Class A	$263,815	$254,520	$191,197
Class B	17,423	15,695	15,021
Class C	7,317	6,913	4,092
Class Y	1,690	27,409	7,167
Value issued from reinvestment of dividends:
Class A	3,661	21,697	-
Class B	-	-	-
Class C	-	-	-
Class Y	32	1,005	-
Value redeemed:
Class A	(344,086)	(955,993)	(292,989)
Class B	(14,423)	(23,702)	(9,677)
Class C	(7,855)	(12,880)	(2,735)
Class Y	(1,792)	(32,366)	(2,558)

Decrease in outstanding capital	$(74,218)	$(697,702)	$(90,482)

Transactions in capital stock for the fiscal year ended June 30, 2003 are summarized below. Amounts are in thousands.

Accumulative Fund		Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A	79,689	72,046	21,446
Class B	4,677	4,852	1,912
Class C	1,677	6,155	433
Class Y	325	4,512	4,240
Shares issued in connection with merger of Ivy Growth Fund:
Class A	21,961	N/A	N/A
Class B	468	N/A	N/A
Class C	38	N/A	N/A
Class Y	16	N/A	N/A
Shares issued from reinvestment of dividends:
Class A	1,771	5,828	-
Class B	-	-	-
Class C	-	-	-
Class Y	9	227	-
Shares redeemed:
Class A	(91,387)	(239,001)	(53,275)
Class B	(2,957)	(5,078)	(1,613)
Class C	(1,266)	(6,216)	(419)
Class Y	(574)	(8,424)	(5,393)

Increase (decrease) in outstanding capital shares	14,447	(165,099)	(32,669)

Value issued from sale of shares:
Class A	$400,696	$320,782	$147,125
Class B	22,721	20,931	12,470
Class C	8,077	26,204	2,829
Class Y	1,618	20,069	30,067
Value issued in connection with merger of Ivy Growth Fund:
Class A	114,849	N/A	N/A
Class B	2,386	N/A	N/A
Class C	193	N/A	N/A
Class Y	84	N/A	N/A
Value issued from reinvestment of dividends:
Class A	8,740	26,240	-
Class B	-	-	-
Class C	-	-	-
Class Y	44	1,017	-
Value redeemed:
Class A	(456,245)	(1,054,756)	(363,186)
Class B	(14,345)	(21,705)	(10,462)
Class C	(6,088)	(26,237)	(2,726)
Class Y	(2,903)	(37,041)	(38,056)

Increase (decrease) in outstanding capital	$79,827	$(724,496)	$(221,939)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Core Investment Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2003	-	$-
Options written	79,105	9,208,300
Options terminated in closing purchase transactions	(79,105)	(9,208,300)
Options exercised	-	-
Options expired	-	-

Outstanding at June 30, 2004	-	$-

For Science and Technology Fund, transactions in call options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2003	2,962	$6,208,589
Options written	-	-
Options terminated in closing purchase transactions	(2,962)	(6,208,589)
Options exercised	-	-
Options expired	-	-

Outstanding at June 30, 2004	-	$-

For Science and Technology Fund, transactions in put options written were as follows:

	Number of Contracts	Premiums Received

Outstanding at June 30, 2003	-	$-
Options written	6,824	1,042,758
Options terminated in closing purchase transactions	(6,824)	(1,042,758)
Options exercised	-	-
Options expired	-	-

Outstanding at June 30, 2004	-	$-

NOTE 7 - Acquisition of Ivy Growth Fund

On June 16, 2003, Accumulative Fund acquired all the net assets of Ivy Growth Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Growth Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 22,482,836 shares of Accumulative Fund (valued at $117,511,579) for the 13,333,609 shares of Ivy Growth Fund outstanding on June 16, 2003. Ivy Growth Fund had net assets of $117,511,579, including $5,369,756 of net unrealized appreciation in value of investments and $72,166,635 of accumulated net realized losses on investments, which were combined with those of Accumulative Fund. The aggregate net assets of Accumulative Fund and Ivy Growth Fund immediately before the acquisition were $1,808,764,395 and $117,511,579, respectively. The aggregate net assets of Accumulative Fund and Ivy Growth Fund immediately following the acquisition were $1,926,275,974 and $0, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2004, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2004

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Corporations			For Individuals

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Accumulative Fund Class A
12-17-03	$0.0063	$0.0063	$-	$-	$0.0063	$-	$-
6-16-04	0.0050	0.0050	-	-	0.0050	-	-

	$0.0113	$0.0113	$-	$-	$0.0113	$-	$-

Accumulative Fund Class Y
12-17-03	$0.0133	$0.0133	$-	$-	$0.0133	$-	$-
6-16-04	0.0150	0.0150	-	-	0.0150	-	-

	$0.0283	$0.0283	$-	$-	$0.0283	$-	$-

Core Investment Fund Class A
9-10-03	$0.0070	$0.0070	$-	$-	$0.0070	$-	$-
12-17-03	0.0130	0.0130	-	-	0.0130	-	-
3-10-04	0.0030	0.0030	-	-	0.0030	-	-
6-16-04	0.0040	0.0040	-	-	0.0040	-	-

Total	$0.0270	$0.0270	$-	$-	$0.0270	$-	$-

Core Investment Fund Class Y
9-10-03	$0.0110	$0.0110	$-	$-	$0.0110	$-	$-
12-17-03	0.0180	0.0180	-	-	0.0180	-	-
3-10-04	0.0060	0.0060	-	-	0.0060	-	-
6-16-04	0.0090	0.0090	-	-	0.0090	-	-

Total	$0.0440	$0.0440	$-	$-	$0.0440	$-	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Funds, Inc.

Each of the individuals listed below serves as a director for the Funds, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24 Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

Officers

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1022A (6-04)

ITEM 2. CODE OF ETHICS

(a)	As of June 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2003	$56,900
		2004	63,800

(b)	Audit-Related Fees

	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2003	$3,940
		2004	5,853

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2003	$ 5,850
		2004	10,095

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2003	$12,228
		2004	13,672

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$22,018 and $29,620 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $108,875 and $149,072 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: September 10, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: September 10, 2004